                                                                   EXHIBIT 10.34


                            UNITED STATIONERS INC.
                            MANAGEMENT EQUITY PLAN
                            STOCK OPTION AGREEMENT

                                                               January 1, 1996

Mr. Thomas W. Sturgess
c/o Wingate Partners
750 North St. Paul/ Suite #1200
Dallas, Texas 75201

Dear Tom:

     This will confirm the following agreement made effective as of today between you and United Stationers Inc., a Delaware corporation (the "Company"), pursuant to the Company's Management Equity Plan (the "Plan"), a copy of which is attached as Exhibit A and is part of this agreement.

(1) GRANT. The Company grants to you an option to purchase from the company 240,000 shares of Common Stock of the Company at $12.50 per share, subject to change as provided in this agreement. The number of shares and the price per share are subject to adjustment as provided in the Plan.

          The option exercise price will increase by $0.625 per share on April 1, 1996, and on the first day of each calendar quarter thereafter until the occurrence of the Event described below. After the occurrence of the Event, the option price will not be subject to any further quarterly increase.

(2) STOCKHOLDER APPROVAL REQUIRED. This grant is subject to the approval, by the stockholders of the Company, of amendments to the Plan which will be submitted for approval by written consent of the stockholders or, if written consent cannot be obtained, at the next special or annual meeting of stockholders.

(3) VESTING. This option may be exercised upon the terms and conditions of the Plan, as supplemented by this agreement, and not otherwise. This option may be exercised as to some or all of the shares (but not for fractional shares) at any time or times after the occurrence of a transaction or group of transactions (an "Event") that cause the Sponsor Holders (as defined below) to realize a return of Liquid Proceeds (as defined below) at least equal to their Common Stock Investment (as defined below) as follows:

          (i)    Options for 80,000 shares after the occurrence of an Event;

          (ii) Options for 80,000 shares on the later of (a) December 31, 1996, provided you are still employed as Chief Executive Officer of the Company on such date or (b) the occurrence of an Event; and

          (iii) Options for 80,000 shares on the later of (a) March 31, 1997, provided you are still employed as Chief Executive Officer of the Company on such date, or (b) the occurrence of an Event.

     (a) "Sponsor Holders" shall mean, collectively, Wingate Partners, L.P., Wingate Partners II, L.P., Wingate Affiliates, L.P., Wingate Affiliates II, L.P., and their affiliates.

     (b) "Liquid Proceeds" shall mean (i) currency of the United States; (ii) negotiable instruments drawn on a bank with at least $10 billion in assets and payable in U.S. currency; (iii) obligations issued or assumed by the United States of America or any agency or instrumentality thereof; or (iv) shares of stock or other securities that are registered under the Securities Exchange Act of 1933, are traded on the New York Stock Exchange, the American Stock Exchange or one approved for quotation on the NASDAQ National Market System, and can be sold on such market by the holder without significant discount from the average of the bid and asked prices for such shares or other securities at such time.

     (c) "Common Stock Investment" shall mean the purchase price for the shares of Common Stock, par value $0.10 per share, of the Company purchased by the Sponsor Holders at the closing of the acquisition of the Company by the Sponsor Holders and others on March 30, 1995.

     For purposes of determining whether an Event has occurred, the good faith determination of the Board of Directors shall be conclusive. The Company shall notify you when the Event occurs.

(4) EXPIRATION OF OPTION. The unexercised portion of the option, if any, will automatically and without notice terminate either (a) three years after an Event, or (b) at 5:00 p.m. Central Time on September 26, 2002, whichever occurs first (or earlier, in the event of termination of employment as provided in paragraph 5 below).

(5)  TERMINATION OF EMPLOYMENT.  Upon termination of employment:

     (a) If termination is for good cause, as defined in the Plan, the options will immediately terminate;

     (b) If termination is voluntary by the optionee, all unexercised options shall immediately terminate;

     (c) If termination is the result of death, permanent disability, or retirement, the options will terminate if not yet vested pursuant to paragraph 3(ii) or (iii) above; otherwise as provided in paragraph (4) above;

     (d) If termination is at the election of the Company (but not for good cause) the options will immediately terminate as to those options not yet vested pursuant to paragraph 3(ii) or (iii) above and 1/2 of the number of remaining shares covered by the option grant, and the other half of the number of remaining shares covered by the grant will terminate either (1) one year after the termination or (2) upon expiration of the option as provided in paragraph (4)(b) above, whichever occurs first.

(6) METHOD OF EXERCISE. Any exercise of an option shall be in writing addressed to the Treasurer of the Company at its principal place of business, specifying the number of shares for which the option is exercised. The date of exercise shall be the date of actual receipt by the Treasurer.

(7) PAYMENT. Payment for the stock upon exercise of this option will be made by the Company withholding from the total number of shares to be acquired pursuant to the exercise of the option a portion of such shares valued at the Fair Market Value of the shares (as defined in the Plan) on the day preceding the date of the exercise of the option.

(8) WITHHOLDING TAXES. You agree that you will satisfy any tax withholding requirements by having the Company withhold from the shares to be acquired upon exercise.

(9) TRANSFERABILITY. The option is not transferable by you otherwise than by will or the laws of descent and distribution, and is exercisable, during your lifetime, only by you. By your acceptance of this agreement you agree that the shares to be issued upon exercise of this option may not be sold, assigned, pledged or otherwise transferred for a period of six months after the Event without the prior written consent of the Option Committee of the Board of Directors of the Company.

(10) LEGENDS ON CERTIFICATES. Certificates representing such shares may be legended in such fashion as the Company may require and shall be subject to such restrictions on disposition as may be required to comply with Federal and State securities laws.

(11) NOT AN EMPLOYMENT CONTRACT. Nothing in this agreement shall obligate the Company or any subsidiary of the Company to continue your employment for any particular period or on any particular basis of compensation.

(12) COMPANY'S RIGHT TO "CASH OUT". You agree that the Company, upon exercise of the options, reserves the right, in its good faith discretion, either to cause the issuance of the shares for which the option is exercised, or to pay to you the difference between the exercise price and the Fair Market Value of the shares for which the option is exercised (in either case net of the number of shares needed for payment and for withholding taxes).

(13) MISCELLANEOUS.

     (a) If requested to do so by the Company at the time of exercise of an option, in whole or in part, you agree to execute a certificate indicating that you are purchasing the stock under such option for investment and not with any present intention to sell the stock and that none of such shares shall be disposed of unless a registration statement under the Securities Act of 1933 and the regulations of the Securities and Exchange Commission shall be effect as to such shares, or unless an exemption from registration is available for such disposition.

     (b) This agreement is subject to all the terms, conditions, limitations and restrictions contained in the Plan. It may not be assigned or transferred in whole or in part except as provided in the Plan. You shall not have any of the rights of a shareholder with respect to any of the shares optioned under this agreement until such shares are actually paid for and issued to you.

     (c) The option and these rights shall expire if the stockholders fail for any reason to approve the amendments to the Plan by May 8, 1996.

     (d) You assume all risks incident to any change hereafter in applicable laws or regulations or incident to any changes in the market value of the stock after the exercise of this option in whole or in part.

     (e) The terms of this option are subject to modification by action of the Board of Directors to the extent and in the manner permitted by the Plan.

     To indicate your acceptance of the foregoing, please sign and return one copy of this letter immediately.

                                 Very truly yours,

                                 UNITED STATIONERS INC.


                                 By:
                                     ---------------------------------------
                                       Gary G. Miller, Director and Member of
                                       Compensation Committee


Accepted as of the date written above:


--------------------------------------
Thomas W. Sturgess

                            UNITED STATIONERS INC.
                            MANAGEMENT EQUITY PLAN
                            STOCK OPTION AGREEMENT


                                                              January 1, 1996

Mr. Thomas W. Sturgess
c/o Wingate Partners
750 North St. Paul/ Suite #1200
Dallas, Texas 75201

Dear Tom:

     This will confirm the following agreement made effective as of today between you and United Stationers Inc., a Delaware corporation (the "Company"), pursuant to the Company's Management Equity Plan (the "Plan"), a copy of which is attached as Exhibit A and is part of this agreement.

(1) GRANT. The Company grants to you an option to purchase from the company 120,000 shares of Common Stock of the Company at $5.12 per share, in accordance with the terms of this agreement. The number of shares and the price per share are subject to adjustment as provided in the Plan.

(2) STOCKHOLDER APPROVAL REQUIRED. This grant is subject to the approval, by the stockholders of the Company, of amendments to the Plan which will be submitted for approval by written consent of the stockholders or, if written consent cannot be obtained, at the next special or annual meeting of stockholders.

(3) VESTING. This option may be exercised upon the terms and conditions of the Plan, as supplemented by this agreement, and not otherwise. This option may be exercised as to some or all of the shares (but not for fractional shares) at any time or times after the occurrence of a transaction or group of transactions (an "Event") that cause the Sponsor Holders (as defined below) to realize a return of Liquid Proceeds (as defined below) at least equal to their Common Stock Investment (as defined below).

     (a) "Sponsor Holders" shall mean, collectively, Wingate Partners, L.P., Wingate Partners II, L.P., Wingate Affiliates, L.P., Wingate Affiliates II, L.P., and their affiliates.

     (b) "Liquid Proceeds" shall mean (i) currency of the United States; (ii) negotiable instruments drawn on a bank with at least $10 billion in assets and payable in U.S. currency; (iii) obligations issued or assumed by the United States of America or any agency or instrumentality thereof; or (iv) shares of stock or other securities that are registered under the Securities Exchange Act of 1933, are traded on the New York Stock Exchange, the American Stock Exchange or one approved for quotation on the NASDAQ National Market System, and can be sold on such market by the holder without significant discount from the average of the bid and asked prices for such shares or other securities at such time.

     (c) "Common Stock Investment" shall mean the purchase price for the shares of Common Stock, par value $0.10 per share, of the Company purchased by the Sponsor Holders at the closing of the acquisition of the Company by the Sponsor Holders and others on March 30, 1995.

     For purposes of determining whether an Event has occurred, the good faith determination of the Board of Directors shall be conclusive. The Company shall notify you when the Event occurs.

     This option may also be exercised as to some or all of the options immediately in the event of the termination of your employment (i) for Good Reason (as defined in your employment agreement), (ii) by expiration of your term of employment, (iii) by the Company other than for Cause, (iv) due to a Change in Control, or (v) due to your death or permanent disability.

(4) EXPIRATION OF OPTION. The unexercised portion of the option, if any, will automatically and without notice terminate either (a) three years after an Event, or (b) at 5:00 p.m. Central Time on September 26, 2002, whichever occurs first (or earlier, in the event of termination of employment as provided in paragraph 5 below).

(5)  TERMINATION OF EMPLOYMENT.  Upon termination of employment:

     (a) If termination is for good cause, as defined in the Plan, the options will immediately terminate;

     (b) If termination is voluntary by you prior to the expiration of your term of employment, all unexercised options shall immediately terminate;

     (c) If termination is the result of death, permanent disability, or retirement, the options will terminate as provided in paragraph (4) above;

     (d) If termination is at the election of the Company (but not for Cause) the options will terminate either (1) one year after the termination or (2) upon expiration of the option as provided in paragraph (4)(b) above, whichever occurs first.

(6) METHOD OF EXERCISE. Any exercise of an option shall be in writing addressed to the Treasurer of the Company at its principal place of business, specifying the number of shares for which the option is exercised. The date of exercise shall be the date of actual receipt by the Treasurer.

(7) PAYMENT. Payment for the stock upon exercise of this option will be made by the Company withholding from the total number of shares to be acquired pursuant to the exercise of the option a portion of such shares valued at the Fair Market Value of the shares (as defined in the Plan) on the day preceding the date of the exercise of the option.

(8) WITHHOLDING TAXES. You agree that you will satisfy any tax withholding requirements by having the Company withhold from the shares to be acquired upon exercise.

(9) TRANSFERABILITY. The option is not transferable by you otherwise than by will or the laws of descent and distribution, and is exercisable, during your lifetime, only by you. By your acceptance of this agreement you agree that the shares to be issued upon exercise of this option may not be sold, assigned, pledged or otherwise transferred for a period of six months after the Event without the prior written consent of the Option Committee of the Board of Directors of the Company.

(10) LEGENDS ON CERTIFICATES. Certificates representing such shares may be legended in such fashion as the Company may require and shall be subject to such restrictions on disposition as may be required to comply with Federal and State securities laws.

(11) NOT AN EMPLOYMENT CONTRACT. Nothing in this agreement shall obligate the Company or any subsidiary of the Company to continue your employment for any particular period or on any particular basis of compensation.

(12) COMPANY'S RIGHT TO "CASH OUT". You agree that the Company, upon exercise of the options, reserves the right, in its good faith discretion, either to cause the issuance of the shares for which the option is exercised, or to pay to you the difference between the exercise price and the Fair Market Value of the shares for which the option is exercised (in either case net of the number of shares needed for payment and for withholding taxes).

(13) MISCELLANEOUS.

     (a) If requested to do so by the Company at the time of exercise of an option, in whole or in part, you agree to execute a certificate indicating that you are purchasing the stock under such option for investment and not with any present intention to sell the stock and that none of such shares shall be disposed of unless a registration statement under the Securities Act of 1933 and the regulations of the Securities and Exchange Commission shall be effect as to such shares, or unless an exemption from registration is available for such disposition.

     (b) This agreement is subject to all the terms, conditions, limitations and restrictions contained in the Plan. It may not be assigned or transferred in whole or in part except as provided in the Plan. You shall not have any of the rights of a shareholder with respect to any of the shares optioned under this agreement until such shares are actually paid for and issued to you.

     (c) The option and these rights shall expire if the stockholders fail for any reason to approve the amendments to the Plan by May 8, 1996.

     (d) You assume all risks incident to any change hereafter in applicable laws or regulations or incident to any changes in the market value of the stock after the exercise of this option in whole or in part.

     (e) The terms of this option are subject to modification by action of the Board of Directors to the extent and in the manner permitted by the Plan.


     To indicate your acceptance of the foregoing, please sign and return one copy of this letter immediately.


                                Very truly yours,

                                UNITED STATIONERS INC.


                                By:
                                    --------------------------------------
                                     Gary G. Miller, Director and Member of
                                     Compensation Committee


Accepted as of the date written above:


--------------------------------------
Thomas W. Sturgess

                                       3